ING SERIES FUND, INC.

ING 130/30 Fundamental Research Fund

Supplement dated February 21, 2008

to the current Statements of Additional Information (“SAIs”)

1.             On December 17, 2007, the shareholders of the Fund approved the election of Directors of the Fund.

A.                                   The section entitled “Directors - Management of the Company” of the SAI is hereby amended to include the following:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Memberships held by the Director
Directors who are “Non-Interested Persons”
Russell Jones 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (1973 - Present).	30	None.

Directors who are “Interested Persons”
Shaun Mathews(3),(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	December 2007 - Present	President and Chief Executive Officer ING Investments, LLC (December 2006-Present) and Head of ING USFS Mutual Funds and Investment Products (October 2004-Present). CMO of ING USFS (April 2002-October 2004) and Head of Rollover/Payout (October 2001-December 2003).	30

Mark Twain House & Museum (September 2002-Present); Connecticut Forum (May 2002-Present); Capital Community College Foundation (February 2002-Present); ING Services Holding Company, Inc. (May 2000-Present); Southland Life Insurance Company (June 2002-Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC, and ING Pilgrim Funding, Inc. (March 2006-Present).

Fredric (Rick) A. Nelson III(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	December 2007 - Present	Vice Chairman and Chief Investment Officer, ING Investment Management Americas. Formerly, head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JPMorgan Fleming Investment Management, Inc. until 2003.	30	None.

B.            The section entitled “Board” of the SAI for the Fund is hereby revised as follows:

a                                          The second sentence of the first paragraph of the sub-section entitled “Committees” is hereby deleted and replaced with the following:

The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O’Dell, Mr. Obermeyer and Mr. Jones (collectively the “Independent Directors”).

b.             The second sentence of the second paragraph of the sub-section entitled “Committees” is hereby deleted and replaced with the following:

The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O’Dell, Mr. Obermeyer and Mr. Jones.

c.             The second sentence of the third paragraph of the sub-section entitled “Committees” is hereby deleted and replaced with the following:

The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O’Dell, Mr. Obermeyer and Mr. Jones.

d.             The second sentence of the fourth paragraph of the sub-section entitled “Committees” is hereby deleted and replaced with the following:

The Valuation Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O’Dell, Mr. Obermeyer and Mr. Jones.

e.             The second sentence of the fifth paragraph of the sub-section entitled “Committees” is hereby deleted and replaced with the following:

The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O’Dell, Mr. Obermeyer and Mr. Jones.

C.            The table entitled “Directors Ownership of Securities” in the SAI for the Fund is hereby amended to include the following information:

	Dollar Range of Equity Securities in The Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Name of Director	ING 130/30 Fundamental Research Fund
Russell Jones	None	None
Shaun P. Mathews	None	None
Fredric A. Nelson III	None	None

2.             On December 17, 2007, the shareholders for the Fund approved modifications of the fundamental investment restrictions.  The section entitled “Fundamental Investment Restrictions” of the SAI is revised as follows:

A.            Fundamental investment restriction number (4) regarding lending is hereby deleted and replaced with the following:

(4)           [The Fund may not] make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relieve obtained by the Fund.

B.            Fundamental investment restriction number (5) regarding underwriting is hereby deleted and replaced with the following:

(5)           [The Fund may not] underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a Fund security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.  This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

This Supplement supersedes the Supplement filed February 20, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE